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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   __________


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                        June 17, 1998 (January 20, 1998)


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                      HEALTH CARE PROPERTY INVESTORS, INC.
             (Exact name of registrant as specified in its charter)
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
     Maryland                           1-8895            33-0091377
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
Incorporation of Organization)       File Number)      Identification No.)
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                         4675 MacArthur Court, 9th Floor
                            Newport Beach, CA  92660
                    (Address of principal executive offices)


                                 (949) 221-0600
              (Registrant's telephone number, including area code)






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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 26, 1998         HEALTH CARE PROPERTY INVESTORS, INC.
                              (REGISTRANT)


                              /s/ James G. Reynolds
                              -----------------------------
                              James G. Reynolds
                              Executive Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)



                              /s/ Devasis Ghose
                              -----------------------------
                              Devasis Ghose
                              Senior Vice President-Finance and Treasurer
                              (Principal Accounting Officer)